------------------------------------------------------------------------------
TBCC

                               AMENDMENT AGREEMENT

BORROWER:             V-ONE CORPORATION,
                      A DELAWARE CORPORATION

ADDRESS:              20250 CENTURY BOULEVARD,
                      SUITE 250
                      GERMANTOWN, MD  20874

DATE:                 MARCH 31, 1999

THIS AMENDMENT AGREEMENT (this "Amendment") is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 76 Batterson Park Road, Farmington, Connecticut 06032-2591.

TBCC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated February 24, 1999 (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by TBCC and Borrower, and all other written documents and agreements between TBCC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. AMENDMENTS. Effective the Closing Date (as defined below), the Loan Agreement is amended as follows:

      (a) Section 6.9 of the Loan Agreement is hereby deleted and the following Section 6.9 is substituted therefor:

            6.9 INVESTMENTS IN OTHER PERSONS. Except as set forth on the Borrower Disclosure Schedule, Borrower will not, directly or indirectly, at any time make or hold any Investment in any Person (whether in cash, securities or other property of any kind and including any debt assumption) other than Investments in Cash Equivalents and its investment in Network Flight Recorder, Inc.

      (b) The phrase "Except in connection with a Permitted Acquisition, " is hereby deleted from Section 6.17 of the Loan Agreement.

      (c)       The following Section 5.15 is added to the Loan Agreement:

            5.15 NET WORTH. Borrower shall have a net worth of not less than $5,000,000 as of the end of the fiscal quarters ending June 30, 1999, and September 30, 1999, respectively.

      (d) Section 7.1(b) of the Loan Agreement is amended by inserting "5.15," immediately after "5.13,".

      2.  OTHER PROVISION. The Event of Default under Section 7.1(k) of the
Loan Agreement which was (or will be) occasioned by the delivery by Borrower's Auditors of a Qualified opinion with respect to Borrower's December 31, 1998 financial statements is hereby waived.

TBCC                                                       AMENDMENT AGREEMENT
------------------------------------------------------------------------------

      3. CONDITION PRECEDENT. The effectiveness of the foregoing amendments and other provisions shall be subject to the condition precedent that TBCC shall have received seven-year warrants to purchase 100,000 shares of common stock of the Borrower, on the terms to be set forth in a Stock Subscription Warrant in the form attached hereto (the "Warrant"), to be executed by Borrower concurrently herewith, at an exercise price equal to $3.25 per share. Said warrants shall be deemed fully earned on the date of issuance thereof, shall be in addition to all interest and other fees, and shall be non-refundable. The date of satisfaction of the foregoing condition precedent is the "Closing Date."

      4. REPRESENTATIONS TRUE. To induce TBCC to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 4 of the Loan Agreement. For the purposes of this Section 4 each reference in Section 4 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

      5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

      6. GENERAL PROVISIONS. TBCC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

BORROWER:                                TBCC:

V-ONE CORPORATION                        TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION


By  /s/ David D. Dawson                  By  /s/ Robert D. Pomeroy, Jr.
  ----------------------------------       -----------------------------------

Title   CEO                              Title   Robert D. Pomeroy. Jr.
     -------------------------------          --------------------------------
        3/31/99                                   Executive Vice President


                                       2.